                                                                      Exhibit 99

                       TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                         Class A-1 1.72313% Asset Backed Notes
                          Class A-2 1.99% Asset Backed Notes
                          Class A-3 2.62% Asset Backed Notes
                          Class A-4 3.24% Asset Backed Notes
                         SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

-------------------------------------------         --------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:     11/1/2002                                                                             ORIGINAL
COLLECTION PERIOD ENDING:       11/30/2002          PURCHASES                  UNITS    CUT-OFF DATE   CLOSING DATE   POOL BALANCE
                                                    --------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:  11/12/2002          INITIAL PURCHASE           57,520     7/31/2002      8/21/2002    879,123,207.32
DISTRIBUTION DATE:              12/12/2002          SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:            30          SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD               30
                                                                        ------------------------------------------------------------
MONTHS SEASONED:                         4          TOTAL                      57,520                                 879,123,207.32
-------------------------------------------         --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.        ORIGINAL DEAL PARAMETERS
--------------------------------------------------------------------------------

                                                  DOLLAR AMOUNT     # OF CONTRACTS
          Original Portfolio :                  $ 879,123,207.32           57,520

                                                                                        LEGAL FINAL
          Original Securities:                    DOLLAR AMOUNT          COUPON          MATURITY
              Class A-1 Notes                   $ 202,000,000.00         1.72313%        9/12/2003
              Class A-2 Notes                     231,000,000.00         1.99000%        1/12/2006
              Class A-3 Notes                     187,000,000.00         2.62000%        2/12/2007
              Class A-4 Notes                     206,374,000.00         3.24000%        8/12/2009
              Class B Notes                        52,749,207.32         8.00000%        8/12/2009
                                                -----------------
                     Total                      $ 879,123,207.32

--------------------------------------------------------------------------------
II.       COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

      (1) Beginning of period Aggregate Principal Balance                                                       (1)  836,520,484.15
                                                                                                                   -----------------

      (2) Subsequent Receivables Added                                                                          (2)               -
                                                                                                                   -----------------

          Monthly Principal Amounts

          (3)  Principal Portion of Scheduled Payments Received                           (3)  8,918,770.14
                                                                                             ---------------
          (4)  Principal Portion of Prepayments Received                                  (4)  5,535,049.19
                                                                                             ---------------
          (5)  Principal Portion of Liquidated Receivables                                (5)  2,891,924.16
                                                                                             ---------------
          (6)  Aggregate Amount of Cram Down Losses                                       (6)             -
                                                                                             ---------------
          (7)  Other Receivables adjustments                                              (7)             -
                                                                                             ---------------

          (8)  Total Principal Distributable Amounts                                                            (8)   17,345,743.49
                                                                                                                   -----------------

      (9) End of Period Aggregate Principal Balance                                                             (9)  819,174,740.66
                                                                                                                   =================

     (10) Pool Factor  (Line 9 / Original Pool Balance)                                                        (10)        93.1809%
                                                                                                                   =================

--------------------------------------------------------------------------------
III.      COLLECTION PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------------------
                                       CLASS A-1        CLASS A-2       CLASS A-3        CLASS A-4      CLASS B            TOTAL
                                       ---------        ---------       ---------        ---------      -------            -----
     (11) Original Note Balance     $ 202,000,000.00  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32  $879,123,207.32
                                    ------------------------------------------------------------------------------------------------

     (12) Beginning of period
          Note Balance                130,972,353.36  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32   808,095,560.68
                                    ------------------------------------------------------------------------------------------------

     (13) Noteholders' Principal
          Distributable Amount         17,345,743.49               -               -               -              -    17,345,743.49
     (14) Class A Noteholders'
          Accelerated Principal
          Amount                        6,773,566.07               -               -               -                    6,773,566.07
     (15) Class A Noteholders'
          Principal Carryover
          Amount                                   -               -               -               -                               -
     (16) Policy Claim Amount                      -               -               -               -                               -
                                    ------------------------------------------------------------------------------------------------
     (17) End of period Note
          Balance                     106,853,043.80  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32   783,976,251.12
                                    ================================================================================================
     (18) Note Pool Factors
          (Line 17 / Line 11)               52.8975%       100.0000%       100.0000%       100.0000%      100.0000%         89.1771%
                                    ------------------------------------------------------------------------------------------------

     (19) Class A Noteholders'
          Ending Note Balance         731,227,043.80

     (20) Class B Noteholders'
          Ending Note Balance          52,749,207.32

     (21) Class A Noteholders'
          Beginning Note Balance      755,346,353.36

     (22) Class B Noteholders'
          Beginning Note Balance       52,749,207.32

     (23) Total Noteholders
          Principal Distribution
          for Collection Period        24,119,309.56

     (24) Total Noteholders
          Interest Distribution
          for Collection Period         1,888,298.17

                       TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                         Class A-1 1.72313% Asset Backed Notes
                          Class A-2 1.99% Asset Backed Notes
                          Class A-3 2.62% Asset Backed Notes
                          Class A-4 3.24% Asset Backed Notes

--------------------------------------------------------------------------------
IV.       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
--------------------------------------------------------------------------------

     (25) Total Monthly Principal Collection Amounts                                                            (25)  17,345,743.49
                                                                                                                    ----------------
     (26) Required Pro Forma Class A Note Balance (88% x Line 9)                       (26)    720,873,771.78
                                                                                              ----------------
     (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                            (27)    738,000,609.87
                                                                                              ----------------
     (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                           (28)                 -                     -
                                                                                              ----------------      ----------------
     (29) Principal Distribution Amount (Line 25 - Line 28)                                                     (29)  17,345,743.49
                                                                                                                    ================


--------------------------------------------------------------------------------
V.        RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------

          AVAILABLE FUNDS

          (30)  Interest Collections                                                   (30)     11,786,891.81
                                                                                              ----------------
          (31)  Repurchased Loan Proceeds Related to Interest                          (31)                 -
                                                                                              ----------------
          (32)  Principal Collections                                                  (32)      8,918,770.14
                                                                                              ----------------
          (33)  Prepayments in Full                                                    (33)      5,535,049.19
                                                                                              ----------------
          (34)  Prepayments in Full Due to Administrative Repurchases                  (34)                 -
                                                                                              ----------------
          (35)  Repurchased Loan Proceeds Related to Principal                         (35)                 -
                                                                                              ----------------
          (36)  Collection of Supplemental Servicing - Extension and Late Fees         (36)        178,685.69
                                                                                              ----------------
          (37)  Collection of Supplemental Servicing - Repo and Recovery Fees
                Advanced                                                               (37)                 -
                                                                                              ----------------
          (38)  Liquidation Proceeds                                                   (38)        980,686.18
                                                                                              ----------------
          (39)  Recoveries from Prior Month Charge-Offs                                (39)          4,864.09
                                                                                              ----------------
          (40)  Investment Earnings - Collection Account                               (40)         20,506.61
                                                                                              ----------------
          (41)  Investment Earnings - Spread Account                                   (41)         30,858.77
                                                                                              ----------------
          (42)  Total Available Funds                                                                           (42)  27,456,312.48
                                                                                                                    ----------------

          DISTRIBUTIONS:

          (43)  Base Servicing Fee - to Servicer                                       (43)      1,568,475.91
                                                                                              ----------------
          (44)  Supplemental Servicing Fee - to Servicer                               (44)        260,199.14
                                                                                              ----------------
          (45)  Indenture Trustee Fees                                                 (45)            250.00
                                                                                              ----------------
          (46)  Owner Trustee Fees                                                     (46)                 -
                                                                                              ----------------
          (47)  Backup Servicer Fees                                                   (47)                 -
                                                                                              ----------------

          NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                ------------------------------------------------------------------
                            BEGINNING       INTEREST  INTEREST
                  CLASS    NOTE BALANCE    CARRYOVER    RATE    DAYS   DAYS BASIS
                ------------------------------------------------------------------
          (48)  Class A-1  130,972,353.36       -     1.72313%   30   Act.Days/360

          (49)  Class A-2  231,000,000.00       -     1.99000%   30      30/360

          (50)  Class A-3  187,000,000.00       -     2.62000%   30      30/360

          (51)  Class A-4  206,374,000.00       -     3.24000%   30      30/360

          (52)   Class B    52,749,207.32       -     8.00000%   30      30/360
                ------------------------------------------------------------------

                ----------------------
                           CALCULATED
                  CLASS     INTEREST
                ----------------------
          (48)  Class A-1   188,068.66                                                 (48)        188,068.66
                                                                                              ----------------
          (49)  Class A-2   383,075.00                                                 (49)        383,075.00
                                                                                              ----------------
          (50)  Class A-3   408,283.33                                                 (50)        408,283.33
                                                                                              ----------------
          (51)  Class A-4   557,209.80                                                 (51)        557,209.80
                                                                                              ----------------
          (52)   Class B    351,661.38                                                 (52)        351,661.38
                ----------------------                                                        ----------------

          NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                ---------------------------------------------------------------------
                             PRINCIPAL     PRINCIPAL    EXCESS      MANDATORY
                  CLASS     DISTRIBUTION   CARRYOVER  PRIN. DUE  NOTE PREPAYMENT
                ---------------------------------------------------------------------
          (53)  Class A-1   17,345,743.49      -          -            -          -

          (54)  Class A-2               -      -          -            -          -

          (55)  Class A-3               -      -          -            -          -

          (56)  Class A-4               -      -          -            -          -

          (57)   Class B                -      -          -            -          -
                ---------------------------------------------------------------------

          (58)  Insurer Premiums - to AMBAC


                ------------------------
                               TOTAL
                  CLASS      PRINCIPAL
                ------------------------
          (53)  Class A-1  17,345,743.49                                               (53)     17,345,743.49
                                                                                              ----------------
          (54)  Class A-2              -                                               (54)                 -
                                                                                              ----------------
          (55)  Class A-3              -                                               (55)                 -
                                                                                              ----------------
          (56)  Class A-4              -                                               (56)                 -
                                                                                              ----------------
          (57)   Class B               -                                               (57)                 -
                ------------------------                                                      ----------------

          (58)  Insurer Premiums - to AMBAC                                            (58)        140,152.00
                                                                                              ----------------

          (59)  Total Distributions                                                                             (59)  21,203,118.71
                                                                                                                    ----------------
     (60) Excess Available Funds (or Premium Claim Amount)                                                      (60)   6,253,193.77
                                                                                                                    ----------------
     (61) Deposit to Spread Account to Increase to Required Level                                               (61)              -
                                                                                                                    ----------------
     (62) Amount available for Noteholders' Accelerated Principle Amount                                        (62)   6,253,193.77
                                                                                                                    ----------------
     (63) Amount available for Deposit into the Note Distribution Account                                       (63)              -
                                                                                                                    ----------------


--------------------------------------------------------------------------------
VI.       CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
--------------------------------------------------------------------------------

     (64) Excess Available Funds After Amount to Increase Spread to Required Level
          (Line 60 - Line 61)                                                          (64)      6,253,193.77
                                                                                              ----------------
     (65) Spread Account Balance in Excess of Required Spread Balance                  (65)        520,372.30
                                                                                              ----------------
     (66) Total Excess Funds Available                                                 (66)      6,773,566.07
                                                                                              ---------------
     (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                            (67)    738,000,609.87
                                                                                              ----------------
     (68) Required Pro Forma Class A Note Balance (88% x Line 9)                       (68)    720,873,771.78
                                                                                              ----------------
     (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)        (69)     17,126,838.09
                                                                                              ----------------
     (70) Lesser of (Line 68) or (Line 69)                                             (70)     17,126,838.09
                                                                                              ----------------
     (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                (71)   6,773,566.07
                                                                                                                    ----------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                      Class A-2 1.99% Asset Backed Notes
                      Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICE'S CERTIFICATE

VII.  RECONCILIATION OF SPREAD ACCOUNT:                             INITIAL DEPOSIT                                      TOTAL
      (72)  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS            26,373,696.22                                    26,373,696.22
                                                                     -------------                                    -------------

      (73)  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                          (73)  25,095,614.52
                                                                                                                      -------------
                     ADDITIONS TO SPREAD ACCOUNT
      (74)   Deposit from Collection Account (Line 61)                                 (74)             --
                                                                                             -------------
      (75)   Investments Earnings                                                      (75)      30,858.77
                                                                                             -------------
      (76)   Deposits Related to Subsequent Receivables Purchases                      (76)             --
                                                                                             -------------
      (77)   Total Additions                                                                                    (77)      30,858.77
                                                                                                                      -------------
             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                   (78)  25,126,473.29
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                    -------------
      (79)   3% of the Ending Pool Balance (3% x Line 9)                               (79)  24,575,242.22
                                                                                             -------------

      (80)   Floor Amount (1.5% of Original Pool Balance)            13,186,848.11     (80)             --
                                                                     -------------           -------------
      (81)   If a Spread Cap Event exists then 6% of the Ending
               Pool Balance                                                     --     (81)             --
                                                                     -------------           -------------
      (82)   If a Trigger Event exists then an unlimited amount
               as determined by the Controlling Party                                  (82)             --
                                                                                             -------------
      (83)   Spread Account Requirement                                                                         (83)   24,575,242.22
                                                                                                                       -------------
             WITHDRAWALS FROM SPREAD ACCOUNT

      (84)   Withdrawal pursuant to Section 5.1(b)
               (Transfer Investment Earnings to the Collection Account)                (84)      30,858.77
                                                                                             -------------
      (85)   Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)            (85)             --
                                                                                             -------------
      (86)   Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed
               to the Insurer)                                                         (86)             --
                                                                                             -------------
      (87)   Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid amounts
               owed to the Insurer)                                                    (87)             --
                                                                                             -------------
      (88)   Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution
               Account - Class A Noteholders' Accelerated Principal Amount)            (88)     520,372.30
                                                                                             -------------
      (89)   Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account -
               Class B Noteholders' Principal)                                         (89)             --
                                                                                             -------------
      (90)   Total Withdrawals                                                         (90)     551,231.07
                                                                                             -------------
                                                                                                                (91)     551,231.07
                                                                                                                      -------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                               (92)  24,575,242.22
                                                                                                                      -------------


VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (93)  Aggregate Principal Balance                                                (93)  819,174,740.66
                                                                                             --------------
      (94)  End of Period Class A Note Balance                                         (94)  731,227,043.80
                                                                                             --------------
      (95)  Line 93 less Line 94                                                       (95)   87,947,696.86
                                                                                              -------------
      (96)  OC Level (Line 95 / Line 93)                                               (96)           10.74%
                                                                                                      -----
      (97)  Ending Spread Balance as of a percentage of Aggregate Principal Balance
            (Line 92 / Line 93)                                                        (97)            3.00%
                                                                                                       ----
      (98)  OC Percentage (Line 96 + Line 97)                                                                   (98)         13.74%
                                                                                                                             -----
IX.   AMOUNTS DUE TO CERTIFICATEHOLDER
      (99)      Beginning of Period Class B Noteholder Balance                                                  (99)  52,749,207.32
     (100)      Funds Available to the Class B Noteholder                                                      (100)             --
     (101)      Remaining Balance to the Certificateholder                                                     (101)             --




By:                     (S)/Mike Wilhelms
Name:                   Mike Wilhelms
Title:                  Sr. VP & Chief Financial Officer
Date:                   9-Dec-2002

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:          11/01/2002       Original Pool Balance                                      $ 879,123,207.32
COLLECTION PERIOD ENDING:             11/30/2002
PREV. DISTRIBUTION/CLOSE DATE:        11/12/2002       Beginning of Period Pool Balance                             836,520,484.15
DISTRIBUTION DATE:                    12/12/2002       Principal Reduction during preceding Collection Period        17,345,743.49
DAYS OF INTEREST FOR PERIOD:                  30       End of Period Pool Balance                                 $ 819,174,740.66
DAYS IN COLLECTION PERIOD:                    30
MONTHS SEASONED:                               4


I.   COLLECTION PERIOD NOTE BALANCE CALCULATION:         CLASS A-1                    CLASS A-2                     CLASS A-3
(1)  Original Note Balance                         (1)  $202,000,000.00              $231,000,000.00            $187,000,000.00
                                                        ---------------              --------------             ---------------
(2)  Beginning of Period Note Balance              (2)   130,972,353.36               231,000,000.00             187,000,000.00
(3)  Note Principal Payments                       (3)    24,119,309.56                         0.00                       0.00
(4)  Preliminary End of period Note Balance        (4)   106,853,043.80               231,000,000.00             187,000,000.00
                                                        ---------------              ---------------            ---------------
(5)  Policy Claim Amount                           (5)             0.00                         0.00                       0.00
(6)  End of period Note Balance                    (6)   106,853,043.80               231,000,000.00             187,000,000.00
                                                        ===============              ===============            ===============
(7)  Note Pool Factors  (6) / (1)                  (7)      52.8975464%                 100.0000000%               100.0000000%
                                                        ===============              ===============            ===============


I.   COLLECTION PERIOD NOTE BALANCE CALCULATION:              CLASS A-4                   CLASS B                   TOTAL
(1)  Original Note Balance                         (1)     $206,374,000.00             $52,749,207.32           $879,123,207.32
                                                           ---------------             ---------------          ---------------
(2)  Beginning of Period Note Balance              (2)      206,374,000.00              52,749,207.32            808,095,560.68
(3)  Note Principal Payments                       (3)                0.00                       0.00             24,119,309.56
(4)  Preliminary End of period Note Balance        (4)      206,374,000.00              52,749,207.32            783,976,251.12
                                                           ---------------             ---------------          ---------------
(5)  Policy Claim Amount                           (5)                0.00                       0.00                      0.00
(6)  End of period Note Balance                    (6)      206,374,000.00              52,749,207.32            783,976,251.12
                                                           ===============             ===============          ===============
(7)  Note Pool Factors  (6) / (1)                  (7)        100.0000000%               100.0000000%               89.1770624%
                                                           ===============             ===============          ===============



II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT      CLASS A-1                        CLASS A-2                 CLASS A-3
(8)  Note Interest Payments                        (8)  188,068.66                        383,075.00                408,283.33
(9)  Interest Carryover Amount                     (9)        0.00                              0.00                      0.00

II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT      CLASS A-4                        CLASS B                     TOTAL
(8)  Note Interest Payments                        (8)  557,209.80                        351,661.38              1,888,298.17
(9)  Interest Carryover Amount                     (9)        0.00                              0.00                      0.00

III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE       CLASS A-1                         CLASS A-2                 CLASS A-3
(10)  Principal Distribution                       (10)     119.40                              0.00                      0.00
(11)  Interest Distribution                        (11)       1.44                              1.66                      2.18
                                                        ----------                        ----------              ------------
(12)  Total Distribution  (10) + (11)              (12)     120.84                              1.66                      2.18

III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE       CLASS A-4                           CLASS B                  TOTAL
(10)  Principal Distribution                       (10)       0.00                              0.00                    119.40
(11)  Interest Distribution                        (11)       2.70                              6.67                     14.64
                                                        ----------                        ----------              ------------
((12)  Total Distribution  (10) + (11)             (12)       2.70                              6.67                    134.05

IV.   SERVICING FEE PAID TO THE SERVICER

(13)  Base Servicing Fee Paid for the Prior Collection Period                                                   $ 1,568,475.91
(14)  Supplemental Servicing Fee Paid for the Prior Collection Period                                               260,199.14
                                                                                                                --------------
(15)  Total Fees Paid to the Servicer                                                                           $ 1,828,675.05


V.   COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                      CUMULATIVE                  MONTHLY
(16)  Original Number of Receivables                                                (16)    57,520
                                                                                            ------                ------
(17)  Beginning of period number of Receivables                                     (17)    56,389                56,389
(18)  Number of Subsequent Receivables Purchased                                    (18)         0                     0
(19)  Number of Receivables becoming Liquidated Receivables during period           (19)       247                   205
(20)  Number of Receivables becoming Purchased Receivables during period            (20)         7                     0
(21)  Number of Receivables paid off during period                                  (21)     1,481                   399
                                                                                            ------                ------
(22)  End of period number of Receivables                                           (22)    55,785                55,785


VI.  STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                              ORIGINAL            PREV. MONTH          CURRENT
(23)  Weighted Average APR of the Receivables               (23)    18.03%            18.03%             18.03%
(24)  Weighted Average Remaining Term of the Receivables    (24)      60.3              57.8               56.9
(25)  Weighted Average Original Term of Receivables         (25)      64.7              64.8               64.8
(26)  Average Receivable Balance                            (26)   $15,284           $14,835            $14,684
(27)  Aggregate Realized Losses                             (27)        $0          $251,789         $1,906,374

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)


     Receivables with Scheduled Payment delinquent                                    UNITS           DOLLARS           PERCENTAGE
(28)  31-60 days                                                                (28)   2,197        $32,122,536              3.92%
(29)  61-90 days                                                                (29)     629          8,920,069              1.09%
(30)  over 90 days                                                              (30)     383          5,194,453              0.63%
                                                                                       -----        -----------              -----
(31)  Receivables with Scheduled Payment delinquent more than 30 days at end of
      period                                                                    (31)   3,209        $46,237,058              5.64%

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

(32)  Total Net Liquidation Losses for the preceding Collection Period                                       (32)     1,906,373.89
(33)  Beginning of Period Pool Balance                                                                       (33)   836,520,484.15
(34)  Net Loss Rate                                                                                          (34)            0.23%

IX.  MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


(35)  Aggregate Principal Balance of Receivables extended during the preceding collection period             (35)     6,604,470.61
(36)  Beginning of Period Pool Balance                                                                       (36)   836,520,484.15
(37)  Monthly Extension Rate                                                                                 (37)            0.79%

X.  PERFORMANCE TESTS:

DELINQUENCY RATE

 (38)  Receivables with Scheduled Payment delinquent > 60 days at end of preceding
        collection period ( 29 + 30 )                                                 (38)  $ 14,114,522.45
                                                                                            ---------------
 (39)  End of period Principal Balance                                                (39)   819,174,740.66
                                                                                            ---------------
 (40)  Delinquency Ratio (38) divided by (39)                                                                (40)            1.72%
                                                                                                                            ------
 (41)  Delinquency Rate Trigger Level for the Preceding Collection Period                                    (41)            2.25%
                                                                                                                            ------
 (42)  Preceding Collection Period Delinquency Rate Compliance                                               (42)             PASS
                                                                                                                            ------

ROLLING AVERAGE NET LOSS RATE

 (43)  Net Loss Rate in Preceding Collection Period                                     (43)   0.23%
                                                                                               -----
 (44)  Net Loss Rate in Second Preceding Collection Period                              (44)   0.03%
                                                                                               -----
 (45)  Net Loss Rate in Third Preceding Collection Period                               (45)   0.01%
                                                                                               -----
 (46)  Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                                   (46)           0.09%
                                                                                                                            ------
 (47)  Rolling Average Net Loss Rate Trigger Level for the Preceding Collection Period                        (47)          14.00%
                                                                                                                            ------
 (48)  Preceding Collection Period Rolling Average Net Loss Rate Compliance                                   (48)            PASS
                                                                                                                            ------

AVERAGE MONTHLY EXTENSION RATE

 (49)  Principal Balance of Receivables extended during preceding
         Collection Period                                                              (49)   0.79%
                                                                                              ------
 (50)  Principal Balance of Receivables extended during the Second Preceding
         Collection Period                                                              (50)   0.43%
                                                                                              ------
 (51)  Principal Balance of Receivables extended during the Third Preceding
         Collection Period                                                              (51)   0.24%
                                                                                              ------
 (52)  Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                                  (52)           0.49%
                                                                                                                            ------
 (53)  Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                                (53)            PASS
                                                                                                                            ------



By:       (S)/Mike Wilhelms
          --------------------------------
Name:     Mike Wilhelms
          -------------
Title:    Sr. VP & Chief Financial Officer
          --------------------------------
Date:     9-Dec-2002
          ----------
                                                                 5